UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 21, 2011
Express Scripts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Express Way, St. Louis, MO	63121

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-996-0900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement
Item 2.03.Creation of a Direct Financial Obligation of a Registrant
Item 8.01.Other Events
Item 9.01.Financial Statements and Exhibits
SIGNATURES
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01. Entry into a Material Definitive Agreement
Indenture
          On November 21, 2011, Express Scripts, Inc. (“Express Scripts”), Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts (“Aristotle”), certain other subsidiaries of Express Scripts and Wells Fargo Bank, National Association, as trustee (the “Trustee” and, collectively with Express Scripts, Aristotle and such other subsidiaries of Express Scripts, the “Indenture Parties”), entered into a base indenture providing for the issuance from time to time of unsecured notes, debentures or other evidences of indebtedness of Aristotle to be issued in one or more series as provided for in the base indenture (the “Base Indenture”).
Supplemental Indentures
          On November 21, 2011, Aristotle issued and sold $900 million aggregate principal amount of 2.750% Senior Notes due 2014 (the “2014 Notes”) in a private offering. The 2014 Notes were issued pursuant to the Base Indenture, as supplemented by the First Supplemental Indenture, dated as of November 21, 2011, among the Indenture Parties (the “First Supplemental Indenture”). The First Supplemental Indenture includes a form of 2014 Note and a form of Exchange Note (as defined below).
          On November 21, 2011, Aristotle issued and sold $1.25 billion aggregate principal amount of 3.500% Senior Notes due 2016 (the “2016 Notes”) in a private offering. The 2016 Notes were issued pursuant to the Base Indenture, as supplemented by the Second Supplemental Indenture, dated as of November 21, 2011, among the Indenture Parties (the “Second Supplemental Indenture”). The Second Supplemental Indenture includes a form of 2016 Note and a form of Exchange Note.
          On November 21, 2011, Aristotle issued and sold $1.25 billion aggregate principal amount of 4.750% Senior Notes due 2021 (the “2021 Notes”) in a private offering. The 2021 Notes were issued pursuant to the Base Indenture, as supplemented by the Third Supplemental Indenture, dated as of November 21, 2011, among the Indenture Parties (the “Third Supplemental Indenture”). The Third Supplemental Indenture includes a form of 2021 Note and a form of Exchange Note.
          On November 21, 2011, Aristotle issued and sold $700 million aggregate principal amount of 6.125% Senior Notes due 2041 (the “2041 Notes” and, collectively with the 2014 Notes, the 2016 Notes and the 2021 Notes, the “Notes”) in a private offering. The 2041 Notes were issued pursuant to the Base Indenture, as supplemented by the Fourth Supplemental Indenture, dated as of November 21, 2011, among the Indenture Parties (the “Fourth Supplemental Indenture” and, collectively with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Supplemental Indentures”). The Fourth Supplemental Indenture includes a form of 2041 Note and a form of Exchange Note.
          The 2014 Notes will mature on November 21, 2014, the 2016 Notes will mature on November 15, 2016, the 2021 Notes will mature on November 15, 2021 and the 2041 Notes will mature on November 15, 2041. Aristotle will pay interest on the 2014 Notes on May 21 and November 21 of each year, commencing on May 21, 2012, at a rate of 2.750% per annum.

Aristotle will pay interest on the 2016 Notes on May 15 and November 15 of each year, commencing on May 15, 2012, at a rate of 3.500% per annum. Aristotle will pay interest on the 2021 Notes on May 15 and November 15 of each year, commencing on May 15, 2012, at a rate of 4.750% per annum. Aristotle will pay interest on the 2041 Notes on May 15 and November 15 of each year, commencing on May 15, 2012, at a rate of 6.125% per annum.
          Express Scripts intends to use the net proceeds from the sale of the Notes to pay a portion of the cash consideration payable to stockholders of Medco Health Solutions, Inc. (“Medco”) in connection with the previously announced merger pursuant to which Express Scripts and Medco will each become wholly owned subsidiaries of Aristotle (the “Merger”), to repay any existing indebtedness that will be repaid in connection with the Merger and to pay related fees and expenses. In the event that Express Scripts does not consummate the Merger on or prior to April 20, 2012 (as such date may be extended in accordance with the terms of the Supplemental Indentures), or the merger agreement is terminated at any time prior thereto, Express Scripts is required, pursuant to the terms of the Supplemental Indentures, to redeem the Notes at a redemption price equal to 101% of the aggregate accreted principal amount of the Notes, plus accrued and unpaid interest from November 21, 2011 to but excluding the redemption date. The Notes will be jointly and severally and fully and unconditionally guaranteed on a senior basis by Express Scripts, certain of Express Scripts’ current wholly owned domestic subsidiaries and certain future wholly owned domestic subsidiaries of Express Scripts (prior to the consummation of the Mergers) and Aristotle (following the consummation of the Mergers).
          The foregoing summary of the Indenture and Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture and the Supplemental Indentures, copies of which are filed with this Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 and are incorporated herein by reference.
          The Trustee’s affiliate, Wells Fargo Securities, LLC, has, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for Express Scripts, Aristotle and their affiliates, for which they received or will receive customary fees and expenses.
Registration Rights
          In connection with the issuance of the Notes, Express Scripts, Aristotle, certain other subsidiaries of Express Scripts and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), entered into registration rights agreements with respect to each series of Notes, each dated as of November 21, 2011 (collectively, the “Registration Rights Agreements”). Under the Registration Rights Agreements, Aristotle has agreed to file registration statements with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange each series of Notes for a new issue of debt securities (“Exchange Notes”) with terms substantially similar to such Notes (except the Exchange Notes will not contain terms with respect to transfer restrictions) and which will be registered under the Securities Act of 1933, as amended. Under the Registration Rights Agreements, Aristotle has also agreed, under specified circumstances, to file a shelf registration statement with the SEC covering resales of the Notes. Aristotle may be required to pay additional interest if it fails to comply with the registration and exchange requirements set forth in the Registration Rights Agreements.

          The foregoing summary of the Registration Rights Agreements is qualified in its entirety by reference to the full text of the Registration Rights Agreements, copies of which are filed with this Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.
          The Initial Purchasers and their affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking and commercial banking services for Express Scripts, Aristotle and their affiliates, for which they received or will receive customary fees and expenses.
Item 2.03. Creation of a Direct Financial Obligation of a Registrant
          The information included in Item 1.01 above related to the Supplemental Indentures is incorporated by reference into this Item 2.03.
Item 8.01. Other Events
          On November 21, 2011, Express Scripts, Aristotle, certain other subsidiaries of Express Scripts and Union Bank, N.A., as trustee (“Union Bank”), entered into the seventh supplemental indenture (the “Seventh Supplemental Indenture”) to the base indenture, dated June 9, 2009, among Express Scripts, certain subsidiaries of Express Scripts and Union Bank (as so supplemented as of the date thereof, the “Indenture”). The Seventh Supplemental Indenture provides for the guarantee by Aristotle of the outstanding senior notes issued by Express Scripts under the Indenture. A copy of the Seventh Supplemental Indenture is filed with this Form 8-K as Exhibit 4.6 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Second Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4	Third Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

Exhibit No.	Description
4.5	Fourth Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.6	Seventh Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Union Bank, N.A., as Trustee.

10.1	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2014 Notes.

10.2	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2016 Notes.

10.3	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2021 Notes.

10.4	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2041 Notes.
* * *
FORWARD LOOKING STATEMENTS
     Cautionary Note Regarding Forward-Looking Statements
          This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
STANDARD OPERATING FACTORS
•	Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;

•	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;

•	Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

•	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;

•	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;

•	A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

•	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;

•	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;

•	The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;

•	Changes in industry pricing benchmarks;

•	Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;

•	Our failure to execute on, or other issues arising under, certain key client contracts;

•	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;
TRANSACTION-RELATED FACTORS
•	Uncertainty as to whether Express Scripts will be able to consummate the mergers with Medco on the terms set forth in the merger agreement;

•	The ability to obtain governmental approvals of the Mergers;

•	Uncertainty as to the market value of Express Scripts merger consideration to be paid and the stock component of the Medco merger consideration;

•	Failure to realize the anticipated benefits of the Mergers, including as a result of a delay in completing the Mergers or a delay or difficulty in integrating the businesses of Express Scripts and Medco;

•	Uncertainty as to the long-term value of Aristotle common shares;

•	Limitations on the ability of Express Scripts and Aristotle to incur new debt in connection with the transaction;

•	The expected amount and timing of cost savings and operating synergies; and

•	Failure to receive the approval of the stockholders of either Express Scripts or Medco for the Mergers.
          The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Aristotle and Medco on file with the Securities and Exchange Commission (“SEC”), including the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Aristotle with the SEC, which was declared effective on November 15, 2011. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus of Medco and Express Scripts contained therein (including all amendments or supplements to it) because they contain important information. Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
          This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Aristotle. In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Aristotle, Plato Merger Sub, Inc. and Aristotle Merger Sub, Inc., Medco, Express Scripts and Aristotle have filed relevant materials with the SEC and intend to file additional materials. On November 15, 2011, the SEC declared effective the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Aristotle. On November 18, 2011, Express Scripts, Medco and Aristotle commenced mailing of the definitive joint proxy statement/prospectus regarding the Merger. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY

STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS FILED BY EXPRESS SCRIPTS, MEDCO AND ARISTOTLE WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, ARISTOTLE AND THE MERGER. The joint proxy statement/prospectus included in the registration statement on
Form S-4 filed by Aristotle and other relevant materials, and any other documents filed by Express Scripts, Aristotle or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:
Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
          This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
          Express Scripts, Aristotle and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Aristotle and the amendments and supplements thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts, Inc. (Registrant)
By:	/s/ Keith Ebling
	Name:	Keith Ebling
	Title:	Executive Vice President and General Counsel

Dated: November 23, 2011

EXHIBIT LIST

Exhibit No.	Description

4.1	Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Second Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4	Third Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.5	Fourth Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.6	Seventh Supplemental Indenture, dated as of November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Union Bank, N.A., as Trustee.

10.1	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2014 Notes.

10.2	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2016 Notes.

10.3	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2021 Notes.

10.4	Registration Rights Agreement, dated November 21, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., the other subsidiaries of Express Scripts, Inc. party thereto and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2041 Notes.